SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

CEDAR FAIR, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
One Cedar Point Drive, Sandusky, Ohio		44870-5259
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (419) 626-0830

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 21, 2013, Cedar Fair entered into an amended and restated employment agreement with Matthew A. Ouimet, its President and Chief Executive Officer.
Mr. Ouimet’s existing contract was modified to:

•	extend the term of his employment to December 31, 2016;

•	increase his base salary from $850,000 to $900,000 through June 2015. The increase in his base salary is retroactive to July 1, 2013.

•
add target annual cash incentives for the calendar years 2013 and 2014. For 2013, the target award is a blend of 110% of $850,000 and 120% of $900,000, both prorated for actual time the base salaries are in effect and using 2013 performance metrics. For 2014, the target award will be 120% of his base salary. Also for 2014, the maximum annual cash incentive payable by Cedar Fair is 180% of his base salary and the minimum payment threshold is 90% of the target performance threshold.

•
require that the Board consider development and implementation of a new long-term incentive compensation plan for Mr. Ouimet, after Mr. Ouimet designs and presents to the Board, and the Board adopts, a long-term adjusted EBITDA program goal providing multi-year financial targets;

•
change the payment owed to Mr. Ouimet upon the termination of his employment without cause, for disability, or by his resignation with good reason (other than following a change in control) to two times his base salary, payable in a single lump sum;

•
provide that, if Mr. Ouimet is terminated without cause or resigns for good reason, he becomes fully vested in any equity awards made under Cedar Fair’s Omnibus Incentive Plan that vest within 18 months after his termination of employment.

The foregoing description of the amended agreement is qualified by the text of the agreement, a copy of which was filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

10.1	Amended and Restated Employment Agreement, by and among Cedar Fair, L.P., Cedar Fair Management, Inc., Magnum Management Corporation and Matthew A. Ouimet, dated October 21, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By Cedar Fair Management, Inc., General Partner

By:	/s/ Brian C. Witherow
Brian C. Witherow
Executive Vice President and Chief Financial Officer

Date: October 21, 2013

Exhibit Index

Exhibit No.    Description

10.1	Amended and Restated Employment Agreement, by and among Cedar Fair, L.P., Cedar Fair Management, Inc., Magnum Management Corporation and Matthew A. Ouimet, dated October 21, 2013.